United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05595

                      ACM Government Opportunity Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2003

                   Date of reporting period: January 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


ACM Government Opportunity Fund


Semi-Annual Report--January 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

March 15, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund") for the semi-annual reporting period ended January 31, 2004.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended January 31, 2004. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended January 31, 2004

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
ACM Government
Opportunity Fund (NAV)          7.39%             12.16%
------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index            4.49%              4.85%
------------------------------------------------------------

The Fund's Market Price per share on January 31, 2004 was $9.19.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of January 31, 2004. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.

The Fund outperformed its benchmark, the LB Aggregate Bond Index, for both the six- and 12-month periods ended January 31, 2004. For the six-month period under review, both the Fund's U.S. Treasury and emerging market holdings contributed positively to performance relative to the Index. Additionally, the longer duration Treasury securities held in the Fund outperformed shorter duration Treasuries, adding to the Fund's relative outperformance. Also, the Fund's


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 1
holdings in TIPS (Treasury Inflation Protection Securities) performed well as earlier fears of deflation diminished.

Within the emerging market sector, most of the Fund's individual holdings outperformed relative to the benchmark. Specifically, the Fund's holdings in Brazil and Ecuador contributed positively to the Fund, returning 23.25% and 44.18%, respectively, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). (The unmanaged JPM EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated restructured bonds; a large percentage of the Index is made up of Brady bonds.) These two countries ranked as the two best performers within the JPM EMBI+. Additionally, the Fund's holdings in Venezuela and Russia also contributed positively to relative performance, returning 17.68% and 8.88%, respectively. The Fund's ability to leverage both its Treasury and emerging market debt holdings augmented the Fund's outperformance.

Market Review and Investment Strategy

The U.S. economic upturn gained momentum in the second half of 2003. Concern regarding continued sluggish employment numbers, however, helped buoy Treasury securities, despite strong gross domestic product growth. Fixed income markets focused more on the loss of manufacturing jobs and general anemic job growth than on additional economic data that painted a more optimistic picture of the economy. Furthermore, the generally weak employment environment dampened prospects for any near-term interest rate hikes by the U.S. Federal Reserve, which maintained interest rates at historic lows. Continued low interest rates without the imminent prospect of action by the U.S. Federal Reserve provided a supportive environment for the Treasury market.

The emerging debt market benefited from ample global liquidity and a low interest rate environment. Average central bank policy rates have declined 100 basis points to just 2.65%. Additionally, supply is very limited, while investor demand remains strong. The emerging market debt class, as represented by JPM EMBI+, returned a strong 12.56% for the six-month period ended January 31, 2004. Latin countries outperformed non-Latin countries, posting returns of 14.75% versus 9.55%, respectively. All countries represented within the JPM EMBI+ (excluding Argentina) posted positive returns for the reporting period.

During the semi-annual period under review, we maintained the Fund's Treasury allocation. Within the Fund's emerging market debt allocation, we increased exposure to Brazil as President Lula continued to exceed market expectations in his ability to push forward crucial tax and social security reforms. Economic activity continued to improve in Brazil, bolstered by the gradual recovery in domestic consumption and investment. Lower interest rates, increasing reserves and an ability to reduce dollar-linked debt were all positives. We also increased the Fund's holdings in Ecuador, which benefited from higher oil prices and greater output, significant structural reforms and engagement with the International Monetary Fund. In addi-


_______________________________________________________________________________

2 o ACM GOVERNMENT OPPORTUNITY FUND
tion, we decreased the Fund's holdings in Mexico as a result of stalled growth, which was due to poor external demand mainly from the U.S. and the loss of competitiveness in Mexico's manufacturing sector. We added holdings in Venezuela as this country conducted debt exchanges during the period that significantly improved the maturity structure of the country's external debt. In addition, Venezuelan bonds have been supported by strong oil prices. We also held a strong position in Russia amidst growing prospects for rating agency upgrades reflected by the success of structural reforms that have led to economic growth and debt reductions. Russia was granted investment grade status in October by Moody's Investors Service, which raised the country's ratings two notches to Baa3. In January however, we trimmed the Fund's position as spreads tightened and valuations became richer. We also added holdings in Peru as this country's economy continues to expand at a strong rate and inflation remains low and trending downward, resulting in above budget real revenue increases.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 3

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
January 31, 2004 (unaudited)


INCEPTION DATE
08/26/88

PORTFOLIO STATISTICS
Net Assets ($mil): $113.0


SECURITY TYPE

     70.3%   U.S. Government and Government Sponsored Agency Obligations
     26.8%   Sovereign
      1.7%   Supranationals

      1.2%   Short-Term                     [PIE CHART OMITTED]


All data as of January 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2004 (unaudited)


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-91.9%
U.S. Treasury Bonds-57.6%
  5.375%, 2/15/31(a)                            US$     5,000     $   5,303,125
  6.25%, 5/15/30(a)                                    10,700        12,552,020
  10.75%, 8/15/05(a)                                    5,995         6,827,741
  12.375%, 5/15/04(a)                                   2,500         2,579,590
  12.75%, 11/15/10(a)                                   3,250         3,873,214
  13.25%, 5/15/14(a)(b)                                 5,250         7,805,070
  13.75%, 8/15/04(a)(b)                                 6,620         7,065,559
  14.00%, 11/15/11(b)                                  14,500        19,059,569
                                                                  -------------
                                                                     65,065,888
                                                                  -------------
U.S. Treasury Notes-29.6%
  3.375%, 1/15/07 TIPS(a)                               2,332         2,538,030
  4.25%, 11/15/13(a)(b)                                 8,542         8,619,408
  5.00%, 8/15/11(a)                                     3,600         3,878,438
  5.75%, 11/15/05(c)                                    1,040         1,113,897
  6.50%, 2/15/10(a)                                    10,000        11,656,639
  6.75%, 5/15/05(a)                                     2,050         2,188,855
  7.875%, 11/15/04(a)                                   3,350         3,524,043
                                                                  -------------
                                                                     33,519,310
                                                                  -------------
Mortgage Related Securities-4.7%
Federal National Mortgage Association
  6.50%, TBA                                            3,500         3,672,812
  7.50%, 11/01/29                                         466           498,257
  8.00%, 6/01/28                                          343           374,756
Government National Mortgage Association
  6.50%, 2/15/29                                          705           744,680
                                                                  -------------
                                                                      5,290,505
                                                                  -------------
Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $102,638,813)                                               103,875,703
                                                                  -------------
SOVEREIGN DEBT OBLIGATIONS-35.2%
Argentina-0.9%
Republic of Argentina FRN
  1.165%, 8/03/12                                       1,500           982,500
                                                                  -------------


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 5

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Brazil-8.0%
Republic of Brazil
  11.00%, 8/17/40                               US$     2,175     $   2,392,500
  12.75%, 1/15/20                                       1,250         1,560,000
  C Bonds
  8.00%, 4/15/14                                        4,889         4,766,480
  DCB FRN
  2.063%, 4/15/12                                         325           286,813
                                                                  -------------
                                                                      9,005,793
                                                                  -------------
Bulgaria-2.4%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                     2,265         2,681,760
                                                                  -------------
Colombia-1.0%
Republic of Colombia
  10.75%, 1/15/13                                       1,000         1,135,000
                                                                  -------------
Ecuador-3.5%
Republic of Ecuador
  7.00%, 8/15/30(d)(e)                                  4,675         4,004,137
                                                                  -------------
Germany-0.9%
Bundesobligation
  4.25%, 2/15/08                                EUR       780         1,002,594
                                                                  -------------
Mexico-1.7%
Mexican Bonos
  9.00%, 12/20/12                               MXP    20,583         1,964,526
                                                                  -------------
Panama-1.0%
Republic of Panama
  9.375%, 4/01/29                               US$     1,000         1,140,000
                                                                  -------------
Peru-1.2%
Republic of Peru
  8.75%, 11/21/33                                       1,400         1,361,500
                                                                  -------------
Poland-0.8%
Poland Government Bond
  8.50%, 5/12/07                                PLN     3,160           863,198
                                                                  -------------


_______________________________________________________________________________

6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-4.3%
Russian Federation
  5.00%, 3/31/30(d)(e)                          US$     2,000     $   1,951,250
Russian Ministry of Finance
  3.00%, 5/14/06                                        2,860         2,777,918
  3.00%, 5/14/11                                          170           136,850
                                                                  -------------
                                                                      4,866,018
                                                                  -------------
South Africa-2.8%
Republic of South Africa
  10.00%, 2/28/08                               ZAR    21,689         3,136,207
                                                                  -------------
Ukraine-3.7%
Government of Ukraine
  7.65%, 6/11/13(d)                             US$     2,000         2,050,000
  11.00%, 3/15/07(d)                                    1,960         2,151,122
                                                                  -------------
                                                                      4,201,122
                                                                  -------------
Venezuela-3.0%
Republic of Venezuela
  9.25%, 9/15/27                                        3,875         3,417,750
                                                                  -------------
Total Sovereign Debt Obligations
  (cost $34,569,903)                                                 39,762,105
                                                                  -------------
SUPRANATIONAL DEBT OBLIGATIONS-2.2%
International Bank for Reconstruction
  and Development
  Zero Coupon, 2/17/26
  (cost $1,170,190)                             ZAR   110,000         2,481,485
                                                                  -------------
SHORT-TERM INVESTMENT-1.5%
Time Deposit-1.5%
Societe Generale
  1.02%, 2/02/04
  (cost $1,700,000)                             US$     1,700         1,700,000
                                                                  -------------
Total Investments-130.8%
  (cost $140,078,906)                                               147,819,293
Other assets less liabilities-(30.8%)                               (34,824,372)
                                                                  -------------
Net Assets-100%                                                   $ 112,994,921
                                                                  =============


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                        Value at
                   Number of   Expiration   Original   January 31,  Unrealized
       Type        Contracts     Month        Value       2004     Depreciation
-----------------  ----------  ----------  -----------  ----------  -----------
U.S.Treasury Note                March
  10 Yr Futures       250         2004    $27,840,625   $28,359,375  $(518,750)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                        U.S. $
                        Contract      Value on          U.S. $       Unrealized
                          Amount   Origination         Current    Appreciation/
                            (000)         Date           Value   (Depreciation)
-------------------------------------------------------------------------------
BUY CONTRACTS
Mexican Peso,
  settling 3/16/04        14,843   $ 1,329,340     $ 1,340,313    $     10,973
South African Rand,
  settling 3/09/04         2,295       310,319         321,936          11,617

SALE CONTRACTS
Mexican Peso,
  settling 3/16/04        27,057     2,402,273       2,443,174         (40,901)
Polish Zloty,
  settling 3/15/04         8,718     2,344,021       2,245,602          98,419
South African Rand,
  settling 3/09/04        41,686     6,298,119       5,848,836         449,283


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                      Interest
Broker                                    Rate        Maturity          Amount
-------------------------------------------------------------------------------
Deutsche Banc Alex. Brown, Inc.            .99%        2/17/04    $  6,639,703
Deutsche Banc Alex. Brown, Inc.            .99         2/17/04       7,481,996
Deutsche Banc Alex. Brown, Inc.            .99         2/17/04      19,173,609
Greenwich Capital Markets, Inc.            .75         2/17/04       4,527,366
                                                                  ------------
                                                                  $ 37,822,674
                                                                  ------------


See footnote summary on page 9.


_______________________________________________________________________________

8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

(a) Positions, or portions thereof, with an aggregate market value of $62,152,583 have been segregated to collateralize forward exchange currency contracts.

(b) Positions, or portions thereof, with an aggregate market value of $39,904,321 have been segregated to collateralize reverse repurchase agreements.

(c) Position with an aggregate market value of $1,157,418 has been segregated to collateralize margin requirement for the open futures contracts sold.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the aggregate market value of these securities amounted to $12,838,269 or 11.4% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rates in effect at January 31, 2004.

Currency Abbreviations:
EUR  -  Euro
MXP  -  Mexican Peso
PLN  -  Polish Zloty
US$  -  United States Dollar
ZAR  -  South African Rand

Glossary of Terms:
DCB  -  Debt Conversion Bonds
FRN  -  Floating Rate Note
TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS -  Treasury Inflation Protected Security

See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 9

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2004 (unaudited)

ASSETS
Investments in securities, at value (cost $140,078,906)           $ 147,819,293
Cash                                                                    198,531
Receivable for investment securities sold                             5,946,388
Interest receivable                                                   3,341,036
Unrealized appreciation on forward exchange
  currency contracts                                                    570,292
                                                                  -------------
Total assets                                                        157,875,540
                                                                  -------------
LIABILITIES
Reverse repurchase agreements                                        37,822,674
Payable for investment securities purchased                           6,587,852
Payable for variation margin on futures contracts                       136,719
Advisory fee payable                                                     86,112
Unrealized depreciation on forward exchange
  currency contracts                                                     40,901
Administrative fee payable                                               17,222
Accrued expenses                                                        189,139
                                                                  -------------
Total liabilities                                                    44,880,619
                                                                  -------------
Net Assets                                                        $ 112,994,921
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     128,645
Additional paid-in capital                                          110,524,890
Distributions in excess of net investment income                     (8,316,776)
Accumulated net realized gain on investment and
  foreign currency transactions                                       2,928,051
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities                 7,730,111
                                                                  -------------
                                                                  $ 112,994,921
                                                                  =============
NET ASSET VALUE PER SHARE
  (based on 12,864,505 shares outstanding)                                $8.78
                                                                          =====


See notes to financial statements.


_______________________________________________________________________________

10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2004 (unaudited)


INVESTMENT INCOME
Interest                                                           $  4,998,709

EXPENSE
Advisory fee                                      $    420,979
Custodian                                               84,874
Administrative                                          84,421
Audit                                                   38,772
Printing                                                28,245
Transfer agency                                         24,472
Registration                                            17,597
Directors' fees                                         16,590
Legal                                                   16,417
Miscellaneous                                            9,524
                                                  ------------
Total expenses before interest                         741,891
Interest expense                                       190,132
                                                  ------------
Total expenses                                                          932,023
                                                                   ------------
Net investment income                                                 4,066,686
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                             6,298,026
  Futures contracts                                                     756,703
  Written options                                                        27,189
  Foreign currency transactions                                        (655,452)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (1,438,717)
  Futures contracts                                                  (1,754,813)
  Foreign currency denominated assets
    and liabilities                                                     745,942
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                               3,978,878
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $  8,045,564
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 11

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended
                                                  January 31,      Year Ended
                                                     2004           July 31,
                                                  (unaudited)          2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $   4,066,686    $   8,505,123
Net realized gain (loss) on investment and
  foreign currency transactions                      6,426,466       (1,063,806)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (2,447,588)       8,144,192
                                                 -------------    -------------
Net increase in net assets
  from operations                                    8,045,564       15,585,509

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income                               (3,848,301)      (9,173,007)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in
  the issuance of common stock                         458,520        1,372,607
                                                 -------------    -------------
Total increase                                       4,655,783        7,785,109

NET ASSETS
Beginning of period                                108,339,138      100,554,029
                                                 -------------    -------------
End of period                                    $ 112,994,921    $ 108,339,138
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        Statement of Cash Flows
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Six Months Ended January 31, 2004 (unaudited)


INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
Interest received                                 $  3,968,340
Interest expense paid                                 (191,175)
Operating expenses paid                               (676,734)
                                                  ------------
Net increase in cash from operating
  activities                                                       $  3,100,431

INVESTING ACTIVITIES:
Proceeds from disposition of long-term
  portfolio investments                            103,462,166
Purchase of long-term portfolio
  investments                                      (96,310,028)
Proceeds from disposition of short-term
  portfolio investments, net                        (1,045,009)
Increase in variation margin on
  futures contracts                                    328,094
                                                  ------------
Net increase in cash from investing
  activities                                                          6,435,223

FINANCING ACTIVITIES:*
Decrease in reverse repurchase
  agreements                                        (5,795,888)
Cash dividends paid                                 (4,158,510)
                                                  ------------
Net decrease in cash from financing
  activities                                                         (9,954,398)
                                                                   ------------
Net decrease in cash                                                   (418,744)
Cash at beginning of period                                             617,275
                                                                   ------------
Cash at end of period                                              $    198,531
                                                                   ============


-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS FROM OPERATIONS TO
NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
Net increase in net assets resulting from
  operations                                                       $  8,045,564

ADJUSTMENTS:
Decrease in interest receivable                   $   (419,374)
Net realized loss on investment and
  foreign currency transactions                     (6,426,466)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 2,447,588
Accretion of bond discount and
  amortization of bond premium                        (610,995)
Decrease in interest payable                            (1,043)
Increase in accrued expenses                            65,157
                                                  ------------
Total adjustments                                                    (4,945,133)
                                                                   ------------
NET INCREASE IN CASH FROM OPERATING
  ACTIVITIES                                                       $  3,100,431
                                                                   ============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 13

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2004 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including


_______________________________________________________________________________

14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 15

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

5. Dividends and Distributions

Dividends and distributions to shareholders, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets). Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries on behalf of the Fund. During the six months ended January 31, 2004, there was no reimbursement paid to AGIS.

Under the terms of an Administrative Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2004, were as follows:


                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  22,194,016    $  28,701,885
U.S. government securities                          66,896,058       70,827,099


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $   8,860,051
Gross unrealized depreciation                                        (1,119,664)
                                                                  -------------
Net unrealized appreciation                                       $   7,740,387
                                                                  =============


_______________________________________________________________________________

16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended January 31, 2004, were as follows:

                                                   Number of        Premiums
                                                   Contracts        Received
                                                 =============    =============
Options outstanding at July 31, 2003                        -0-   $          -0-
Options written                                     11,500,000           20,582
Options expired                                    (11,500,000)         (20,582)
                                                 -------------    -------------
Options outstanding at
  January 31, 2004                                          -0-   $          -0-
                                                 =============    =============


_______________________________________________________________________________

18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended January 31, 2004, the average amount of reverse repurchase agreements outstanding was $40,934,155 and the daily weighted average interest rate was .99%.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,864,505 shares were outstanding at January 31, 2004. During the six months ended January 31, 2004 and the year ended July 31, 2003, the Fund issued 52,347 shares and 159,517 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Distributions To Shareholders

The tax character of distributions to be paid for the year ending July 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 were as follows:

                                                  2003             2002
                                              =============    =============
Distributions paid from:
  Ordinary income                             $   9,173,007    $   8,785,812
                                              -------------    -------------
Total taxable distributions                       9,173,007        8,785,812
  Tax return of capital                                  -0-         260,420
                                              -------------    -------------
Total distributions paid                      $   9,173,007    $   9,046,232(a)
                                              =============    =============


As of July 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $  (2,961,574)(b)
Unrealized appreciation/(depreciation)                             1,874,426(c)
                                                               -------------
Total accumulated earnings/(deficit)                           $  (1,087,148)
                                                               =============


(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On July 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $1,984,268 of which $920,543 expires in the year 2009 and $1,063,725 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,234,432. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2003, the Fund deferred to August 1, 2003, post October currency losses of $875,280. As of July 31, 2003, the Fund deferred tax straddle losses of $102,026.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency transactions, resulted in a net increase in distributions in excess of net investment income and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain



_______________________________________________________________________________

20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, approximately forty lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


_______________________________________________________________________________

22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period



                                        Six Months
                                           Ended
                                        January 31,                        Year Ended July 31,
                                           2004      ---------------------------------------------------------------
                                        (unaudited)     2003         2002(a)      2001         2000         1999
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $8.46        $7.95        $7.99        $7.90        $7.76        $8.44

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                        .32(b)       .67(b)       .61(b)       .69(b)       .80(b)       .61
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                               .30          .56          .13          .12          .05         (.64)
Net increase (decrease) in
  net asset value from
  operations                                 .62         1.23          .74          .81          .85         (.03)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                         (.30)        (.72)        (.61)        (.64)        (.69)        (.61)
Tax return of capital                         -0-          -0-        (.02)        (.08)          -0-          -0-
Distributions in excess of
  net investment income                       -0-          -0-        (.15)          -0-          -0-        (.02)
Distributions from net
  realized gain on
  investments                                 -0-          -0-          -0-          -0-        (.02)        (.02)
Total dividends and
  distributions                             (.30)        (.72)        (.78)        (.72)        (.71)        (.65)
Net asset value,
  end of period                            $8.78        $8.46        $7.95        $7.99        $7.90        $7.76
Market value, end of period                $9.19        $8.50        $9.20        $8.67        $7.19        $7.13
Premium/(Discount)                          4.67%         .47%       15.72%        8.51%       (8.99)%      (8.12)%

TOTAL RETURN
Total investment return
  based on:(c)
  Market value                             11.88%         .43%       16.45%       32.38%       11.21%       (2.46)%
  Net asset value                           7.39%       15.68%        9.30%       11.00%       12.22%        (.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $112,995     $108,339     $100,554      $99,888      $98,137     $101,445
Ratio to average net assets of:
  Expenses                                  1.66%(d)     1.83%        1.92%        2.88%        2.10%        1.19%
  Expenses, excluding
    interest expense                        1.32%(d)     1.35%        1.33%        1.45%        1.31%        1.19%
  Net investment income                     7.23%(d)     7.88%        7.58%        8.69%       10.21%        7.48%
Portfolio turnover rate                       60%         100%         173%          98%         120%         211%



See footnote summary on page 24.

_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 23

                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


_______________________________________________________________________________

24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee.

(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 25

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Series
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Global Research Growth Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 27
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NOTES


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28 o ACM GOVERNMENT OPPORTUNITY FUND

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


OPPSR0104



ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 12, 2004 the Fund adopted procedures by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board of Directors did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.    DESCRIPTION OF EXHIBIT

     11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c)         Certification of Principal Executive Officer and Principal

                    Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Government Opportunity Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  March 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  March 31, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  March 31, 2004